                                                                   EXHIBIT 10.10

                             EQUITY PLEDGE AGREEMENT

                                     between

   QIAN CHENG WU YOU NETWORK INFORMATION TECHNOLOGY (BEIJING) COMPANY LIMITED

                                       and

             BEIJING RUN AN INFORMATION CONSULTANCY COMPANY LIMITED

                                       and

                                    FENG LEI

                                   May 3, 2004

ARTICLE 1    CREATION OF PLEDGE ON THE PLEDGED EQUITIES......................................    3

ARTICLE 2    COVERAGE OF THE SECURITY........................................................    4

ARTICLE 3    PLEDGED EQUITIES................................................................    4

ARTICLE 4    REPRESENTATIONS AND WARRANTIES BY PARTY B.......................................    4

ARTICLE 5    SPECIAL AGREEMENTS..............................................................    6

ARTICLE 6    DISPOSAL OF THE PLEDGED EQUITIES................................................    8

ARTICLE 8    TERM AND TERMINATION OF PLEDGE..................................................    9

ARTICLE 9    TAXES AND FEES..................................................................    9

ARTICLE 10   LIABILITIES FOR BREACH OF CONTRACT..............................................    9

ARTICLE 11   FORCE MAJEURE...................................................................   10

ARTICLE 12   NOTICE..........................................................................   10

ARTICLE 13   DISPUTES RESOLUTIONS............................................................   11

ARTICLE 14   MODIFICATIONS AND AMENDMENTS....................................................   11

ARTICLE 15   SEVERABILITY....................................................................   11

ARTICLE 16   JOINT AND SEVERABLE LIABILITY...................................................   11

ARTICLE 17   APPENDIX........................................................................   11

ARTICLE 18   MISCELLANEOUS...................................................................   12

APPENDIX I   PARTICULARS.....................................................................   14

APPENDIX II  SHAREHOLDERS MEETING RESOLUTION.................................................   15

APPENDIX III SHAREHOLDERS LIST FOR QIAN CHENG SI JIN ADVERTISING (BEIJING) COMPANY LIMITED...   16

                             EQUITY PLEDGE AGREEMENT

This EQUITY PLEDGE AGREEMENT (hereinafter referred to as "AGREEMENT") is made and entered into on the 3rd day of May, 2004 by and between the following parties:

PLEDGEE: Qian Cheng Wu You Network Information Technology (Beijing) Company Limited ("PARTY A"); and

PLEDGOR: Beijing Run An Information Consultancy Company Limited ("RUN AN") and FENG Lei ("MICHAEL FENG") (Run An and FENG Lei hereinafter referred to as "PARTY B" collectively.)

WHEREAS:

1. Run An and FENG Lei have established Beijing Qian Cheng Si Jin Advertising Company Limited ("QIANCHENG ADVERTISING") in Beijing under the laws of the People's Republic of China on February 12, 1999, in which Run An holds 20% equity interest and FENG Lei holds 80% equity interest;

2. Party A and Qiancheng Advertising entered into a Technical and Consulting Service Agreement on May 3, 2004 (the "MASTER AGREEMENT"), according to which, Qiancheng Advertising shall engage Party A as its exclusive technology provider, and shall pay the relevant service fee to Party A. The term for the Master Agreement is ten (10) years;

3. In order to secure the performance of the obligations of Qiancheng Advertising under the Master Agreement, Run An and Mr. FENG Lei agree to pledge to Party A all the equity interest they held in Qiancheng Advertising, and Party A agrees to accept such pledge.

NOW THEREFORE, with respect to the aforesaid pledge of equity, the Parties to this Agreement hereby mutually agree through consultations, as follows:

              ARTICLE 1 CREATION OF PLEDGE ON THE PLEDGED EQUITIES

As a security for Qiancheng Advertising to perform all of its obligations under the Master Agreement, Party B agrees to pledge to Party A 100% of the equity of Qiancheng Advertising held by Party B ("PLEDGED EQUITIES"), and Party A agrees to accept from Party B such pledge.

                       ARTICLE 2 COVERAGE OF THE SECURITY

The pledge provided by Party B as a security shall cover the obligations under the Master Agreement, penalties, compensations, the expenses for exercise of the right of pledge, and all other payments payable.

                           ARTICLE 3 PLEDGED EQUITIES

3.1 Particulars for Party B, Qiancheng Advertising and the Pledged Equities are set out in Appendix I hereto.

                    ARTICLE 4 REPRESENTATIONS AND WARRANTIES

4.1   Party A represents and warrants that:

      4.1.1 Party A is a company incorporated and registered and duly existing under the PRC laws;

      4.1.2 Party A has the power and authorization to execute and perform this Agreement. The execution and performance by Party A of this Agreement are in compliance with the business scope, and the articles of association or other incorporation documents of Party
               A. Party A has obtained all necessary and appropriate approvals and authorizations to execute and perform this Agreement;

      4.1.3 The execution and performance by Party A of this Agreement are not against any law or regulation, or any government approval, authorization, notice or other government document, which is binding upon or affects Party A, nor are such execution and performance against any agreement concluded by Party A and any third party, or any covenant made by Party A to any third party; and

      4.1.4 Upon the execution of this Agreement, this Agreement shall constitute valid obligations of Party A which are enforceable against Party A.

4.2   Party B represents and warrants that:

      4.2.1 Qiancheng Advertising is a limited liability company organized and registered and duly existing under the PRC laws, and has the authorization to design and produce advertisement and act as an agency to represent companies for advertising within China;

      4.2.2 Party B has the power and authorization to execute and perform this Agreement, and Party B has obtained all necessary and appropriate approvals and authorizations with respect to the execution and performance of this Agreement;

      4.2.3 Party B has obtained a resolution required for the execution of this Agreement from the shareholders meeting of Qiancheng Advertising, which resolution is attached hereto as Appendix II;

      4.2.4 The execution and performance by Party B of this Agreement are not against any law or regulation, government approval, authorization notice or other government document, which is binding upon or affects Party B, nor are such execution and performance against any agreement concluded by Party B and any third party, or any covenant made by Party B to any third party;

      4.2.5 Upon the execution of this Agreement, this Agreement shall constitute valid obligations of Party B, which are enforceable against Party B;

      4.2.6 Party B has fully paid up all required capital contributions according to the law in connection with the Pledged Equities and has obtained the capital verification report issued by a qualified accounting firm regarding the capital contributions;

      4.2.7 As of the execution date of this Agreement, there is no currently valid mortgage, pledge or any other security arrangements has been created on the Pledged Equities.

      4.2.8 As of the execution date of this Agreement, there is no offer made by Party B to any third party to transfer the Pledged Equities hereunder, nor is there any covenant made by Party B with respect to any offer made by any third party to purchase the Pledged Equities hereunder;

      4.2.9 As of the execution date of this Agreement, there is no agreement entered into by and between Party B and any third party to transfer the Pledged Equities hereunder.

      4.2.10 As of the execution date of this Agreement, there is no dispute, litigation, arbitration, administrative procedures or any other legal procedures in connection with Party B, Qiancheng Advertising and/or the Pledged Equities, nor is there any potential dispute, litigation, arbitration, administrative procedures or any other legal procedures in connection with Party B, Qiancheng Advertising and/or the Pledged Equities.

                          ARTICLE 5 SPECIAL AGREEMENTS

5.1 From the date of this Agreement to the date when Qiancheng Advertising fully performs its obligations under the Master Agreement (hereinafter referred to as "PLEDGE TERMINATING DATE"), Party B shall not conduct any of the following without the prior written consent of Party A:

      5.1.1 create any mortgage, pledge or other security arrangements on the Pledged Equities;

      5.1.2 take any actions which may hamper Party A's rights against the Pledged Equities or any of Party A's rights under this Agreement;

      5.1.3 Party B shall not transfer the Pledged Equities or otherwise dispose of any rights in the Pledged Equities without the written consent of Party A;

      5.1.4 Party B undertakes that, without the prior written consent of Party A, Party B shall not take any actions or omissions that may materially affect the assets, business or liabilities of Qiancheng Advertising.

5.2 To avoid any depreciation of the Pledged Equities due to the operation of Qiancheng Advertising, before Party B decides on any of the following matters, the prior written consent shall be obtained from Party A:

      5.2.1    profit distributions;

      5.2.2    increase or decrease of the registered capital;

      5.2.3    issuance of bonds;

      5.2.4    merger, split up or any change in the form of the entity;

      5.2.5    dissolution and liquidation

      5.2.6    any change of the business scope;

      5.2.7    amendment of the articles of association;

      5.2.8 borrowing from any third party or assumption of any indebtedness to any third party in the name of Qiancheng Advertising; and

      5.2.9    appointment of the member of the board of Qiancheng Advertising..

      Party B further agrees that Party A shall recommend the candidates of the general manager and other senior executives of Qiancheng Advertising and Party B shall cause the board of directors to appoint the general manager and other senior executives only from those candidates recommended by Party A.

5.3 Party B hereby irrevocably grants Party A and/or the company or individual designated by Party A the option to purchase Party B's equity in Qiancheng Advertising ("OPTION") as follows:

      5.3.1 To the extend permitted under PRC laws, Party A and/or the company or individual designated by Party A shall exercise the Option, in whole or in part, at any time during the term of this Agreement to acquire from Party B and hold the equity of Qiancheng Advertising. Upon the full exercise of the Option, Party A and/or the company or individual designated by Party A will acquire from Party B and hold 100% of the equity. In the event that the then applicable PRC laws prohibit Party A and/or the company or individual designated by Party A from fully exercising the Option, Party A and/or the company or individual designated by Party A shall exercise the Option to the fullest extent permitted by applicable law. The Option price shall be the lowest price permitted under the applicable laws.

      5.3.2 Upon the exercise of the Option by Party A and/or the company or individual designated by Party A, Party B is obligated to transfer the relevant equity to Party A and/or the company or individual designated by Party A.

      5.3.3 Party B hereof agrees that, without the written consent of Party A, it will not grant a third party the same or similar option.

      5.3.4 Party A and/or the company or individual designated by Party A shall exercise the Option in a manner permitted by law at any time after the date of this Agreement. To the extent permitted under PRC laws, Party A and/or the company or individual designated by Party A may exercise the Option, in whole or in part, and at one time or otherwise purchase the equity that it has the right to purchase under this Agreement.

      5.3.5 When Party A and/or the company or individual designated by Party A decides to exercise the Option, it shall issue Party B an Option Notice with respect to the exercise of such Option. Once the Option Notice is issued, Party B shall promptly perform its obligation to transfer such equity to Party A and/or the company or individual designated by Party A.

      5.3.6 Party B shall, within 60 days following the issuance of the Option Notice by Party A and/or the company or individual designated by Party A to Party B, complete all procedures and formalities necessary for Party A and/or the company or individual designated by Party A to acquire the relevant equity and become the legal holder of such equity .

                   ARTICLE 6 DISPOSAL OF THE PLEDGED EQUITIES

6.1 In case of occurrence of any one or several of the following events during the term of the pledge hereunder, Party A shall have the right to dispose of the Pledged Equities under this Agreement in accordance with the law and this Agreement:

      6.1.1    Qiancheng Advertising is in default under the Master Agreement;

      6.1.2    Qiancheng Advertising breaches any provisions contained herein

      6.1.3 Pledgor breaches any representation, warranty or covenant it made under Article 4 and Article 5 hereof;

      6.1.4 Qiancheng Advertising suspends its operations or is dissolved, or is ordered to suspend its operations or to dissolve, or is declared insolvent;

      6.1.5 Qiancheng Advertising is involved in any dispute, litigation, arbitration, administrative procedures or any other legal procedures which, in the opinion of Party A, are capable of effecting the performance of the Master Agreement and/or this Agreement; or

      6.1.6    other occurrences stipulated by relevant laws and regulations.

6.2 Upon the occurrence of any one or several of the above events, and subject to the relevant laws and regulations, Party A shall have the right to dispose of the Pledged Equities in any one or several of the following manners:

      6.2.1    convert the Pledged Equities into value;

      6.2.2    auction or sale of the Pledged Equities;

      6.2.3    in other manners permitted by the relevant laws and regulations.

6.3 The proceeds received by Party A by disposing of the Pledged Equities hereunder according to the foregoing provisions shall be used in the following priority:

      6.3.1 to pay for all necessary taxes and fees incurred due to the disposal of the Pledged Equities;

      6.3.2 to pay for amounts payable by Qiancheng Advertising to Party A under the Master Agreement within the coverage set forth in Article 2 hereof, and amounts payable to Party A due to breach of this Agreement by Party B; and

      6.3.3 the remaining proceeds after all the above payments have been made shall be refunded to Party B.

6.4 At the time of the disposal of the Pledged Equities by Party A and upon request of Party A, Party B shall provide all relevant documents requested by Party A and Party A's agents, complete and assist Party A in completing the procedures for all approvals of and registration with the government authority in connection with the disposal of the Pledged Equities.

                             ARTICLE 7 REGISTRATIONS

At the same time of the execution of this Agreement, the Pledged Equities under this Agreement shall be recorded on the shareholders list of the Qiancheng Advertising as set out in Appendix III hereto.

                    ARTICLE 8 TERM AND TERMINATION OF PLEDGE

8.1 The Pledge Term shall commence on the effective date of this Agreement, ending on the day when Qiancheng Advertising completes the performance of all of its obligations under the Master Agreement.

8.2 The pledge of the Pledged Equities shall be automatically terminated upon the expiration of the aforesaid Pledge Term. The termination of the pledge shall be recorded on the shareholders list of Qiancheng Advertising.

                            ARTICLE 9 TAXES AND FEES

All taxes and fees incurred by the Parties hereto due to the execution and performance of this Agreement shall be borne by the Parties in accordance with the relevant provisions of PRC laws.

                  ARTICLE 10 LIABILITIES FOR BREACH OF CONTRACT

10.1 In the event of any loss suffered by one Party hereto due to any breach of this Agreement by the other Party, such defaulting Party shall be liable pursuant to the law for all losses thus caused to the non-defaulting party.

10.2 Any allowance, grace period and deferred exercise of the rights entitled under this Agreement granted by one Party in connection with the other Party's default or delay shall not be deemed as a waiver by such Party of any of its rights.

                            ARTICLE 11 FORCE MAJEURE

11.1 For the purpose of this Agreement, a force majeure event shall refer to government act, fire, explosion, typhoon, flood, earthquake, tide, lightning or war, or any event which is unforeseeable by and beyond the control of any Party (hereinafter referred to as a "FORCE MAJEURE EVENT"). If any Force Majeure Event occurs to any Party hereto, such Party shall notify the other Party in a timely manner.

11.2 In the event of any Force Majeure Event, no Party shall be held liable for any damage, loss or increased cost caused by its failure of or delay in the performance this Agreement due to such Force Majeure Event, and such failure of or delay in the performance of this Agreement due to any Force Majeure Event shall not be deemed as a breach of this Agreement. The Party affected by a Force Majeure Event shall take appropriate measures to off set or minimize the effects of such Force Majeure Event, and shall exert its best efforts to perform any of its obligation the performance of which has been prevented or delayed due to such Force Majeure Event. The Parties hereto agree that, upon termination of such Force Majeure Event, they shall exert their best efforts to perform this Agreement.

                                ARTICLE 12 NOTICE

All notices hereunder shall be either delivered by personal delivery or via facsimile or by registered mail. A notice, if sent by registered mail, shall be deemed to have been served on the date of the receipt as specified on the return receipt of the registered mail, or if sent by personal delivery or via facsimile, shall be deemed to have been served on the date immediately following the date on which such notice is sent. If a notice is sent via facsimile, the original of such notice shall be sent by registered mail or by personal delivery immediately after the transmission.

                         ARTICLE 13 DISPUTES RESOLUTIONS

13.1 If any dispute arises from the interpretation and performance of this Agreement, the Parties hereto shall first settle such dispute through friendly consultations. Should such dispute fail to be settled through the consultations, either Party may submit such dispute to China International Economic and Trade Arbitration Commission ("CIETAC") for arbitration. The arbitration shall be conducted in Beijing according to the then applicable arbitration rules of CIETAC. The arbitration award shall be final and binding upon both Parties.

13.2 In the event of any dispute arising out of the interpretation and performance hereof or if any such dispute is under arbitration, each Party hereto shall continue to exercise its other rights and perform its other obligations under this Agreement not subject to the disputes.

                     ARTICLE 14 MODIFICATIONS AND AMENDMENTS

This Agreement may be modified or supplemented by written agreement between the Parties hereof. Any amendment agreement and/or supplementary agreement concluded between the Parties hereto regarding this Agreement shall be an integral part of this Agreement and shall have the same force.

                             ARTICLE 15 SEVERABILITY

The invalidity of any provisions under this Agreement shall not affect the validity of other provisions hereunder.

                    ARTICLE 16 JOINT AND SEVERABLE LIABILITY

Run An and FENG Lei shall be liable, jointly and severally, for the obligations under this Agreement.

                               ARTICLE 17 APPENDIX

Appendixes attached to this Agreement shall constitute an integral part of this Agreement and shall have the same force.

                            ARTICLE 18 MISCELLANEOUS

The Parties have caused their respective duly authorized representatives to execute this Agreement and affixed their respective company seals hereto on the day and year as first written above. This Agreement shall become effective on the date when the pledge has been recorded on the shareholders list of Qiancheng Advertising. This Agreement shall be written in three (3) counterparts, each of Party A and Party B shall hold one counterpart. All counterparts shall have the same force.

PARTY A (PLEDGEE): QIAN CHENG WU YOU NETWORK INFORMATION TECHNOLOGY (BEIJING) COMPANY LIMITED

Authorized representative: ________

PLEDGOR: BEIJING RUN AN INFORMATION CONSULTANCY COMPANY LIMITED

Authorized representative: ________

PLEDGOR: FENG LEI

_______________________________

                             APPENDIX I PARTICULARS

Party B:

Beijing Run An Information Consultancy Company Limited

Establishment Date: January 29, 1997

Registered address: Unit F, 32/F, China Merchant Tower, 118 Jian Guo Road, Chao Yang District, Beijing

Business Scope: strategic design of corporate identity, market investigation and analysis and economic information consulting services

Registered capital: RMB1,000,000.00

FENG Lei:

Nationality: China

Address: Apt.#2003, Building 10 Fangchengyuan I Area, Fengtai District, Beijing

Telephone: 8610-13901189904

Qiancheng Advertising:

Enterprise Name:    Beijing Qian Cheng Si Jin Advertising Company Limited

Establishment Date: February 12, 1999

Registered Address: Premises of the Government of Yujiawu Hui Nationality Township, Tongzhou District, Beijing

Registered Capital: RMB100,000.00

Shareholders: Run An and FENG Lei, where Run An holds 20% equity of Qiancheng Advertising, and FENG Lei holds the other 80% equity of Qiancheng Advertising.

  APPENDIX II RESOLUTION OF SHAREHOLDERS MEETING OF BEIJING QIAN CHENG SI JIN
                          ADVERTISING COMPANY LIMITED

The shareholders meeting of Beijing Qian Cheng Si Jin Advertising Company Limited (the "Company") made this resolution with unanimous vote with respect to the Equity Pledge Agreement entered into by and between the shareholders of the Company and Qian Cheng Wu You Network Information Technology (Beijing) Company Limited on May 3, 2004. The shareholders meeting adopts and agrees the following:

Resolved and approved that the shareholders of the Company pledge 100% equity of the Company to Qian Cheng Wu You Network Information Technology (Beijing) Company Limited.

This Shareholders Meeting Resolution is executed by and submitted to the following shareholders on May 3, 2004:

SHAREHOLDER: BEIJING RUN AN INFORMATION CONSULTANCY COMPANY LIMITED

Authorized Representative

_______________________________

SHAREHOLDER: FENG LEI

_______________________________

   APPENDIX III SHAREHOLDERS LIST FOR QIAN CHENG SI JIN ADVERTISING (BEIJING)
                                COMPANY LIMITED

             PROPORTIONATE
SHAREHOLDER  CONTRIBUTION             PARTICULARS OF SHAREHOLDER                          SHAREHOLDER PLEDGE REGISTRATION
-----------  -------------  -------------------------------------------------   -------------------------------------------------
FENG Lei         80%        Nationality: China                                  In accordance with the Equity Pledge Agreement
                                                                                entered into by and between Beijing Run An
                            Address: Apt.#2003, Building 10                     Information Consultancy Company Limited. and
                            Fangchengyuan I Area, Fengtai District, Beijing     FENG Lei and Qian Cheng Wu You Network
                                                                                Information Technology (Beijing) Company
                            Telephone: 8610-13901189904                         Limited. dated May 3, 2004, FENG Lei has pledged
                                                                                all of his equity in Qiancheng Advertising to
                                                                                Qian Cheng Wu You Network Information Technology
                                                                                (Beijing) Company Limited. The registration date
                                                                                for the equity pledge shall be the execution date
                                                                                of such Equity Pledge Agreement.

Beijing Run      20%        Establishment Date: January 29, 1997                In accordance with the Equity Pledge Agreement
An                                                                              entered into by and between Beijing Run An
Information                 Registered address: Unit F, 32/F, China Merchant    Information Consultancy Company Limited and FENG
Consulting                  Tower, 118 Jian Guo Road, Chao Yang District,       Lei and Qian Cheng Wu You Network Information
Company                     Beijing                                             Technology (Beijing) Company Limited. dated May
Limited                                                                         3, 2004, Beijing Run An Information Consultancy
                            Business Scope: provide consulting services to      Company Limited has pledged all of its equity in
                            entities, provide marketing analysis services       Qiancheng Advertising to Qian Cheng Wu You
                            and information consulting services                 Network Information Technology (Beijing) Company
                                                                                Limited The registration date for the equity
                                                                                pledge shall be the execution date of such
                                                                                Equity Pledge Agreement.

BEIJING QIAN CHENG SI JIN ADVERTISING COMPANY LIMITED (SEAL)

LEGAL REPRESENTATIVE:  ___________________________

SHAREHOLDER: BEIJING RUN AN INFORMATION CONSULTANCY COMPANY LIMITED

________________________________

SHAREHOLDER: FENG LEI

________________________________

DATE: MAY 3, 2004